Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,364,478
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,781,795)
Dividend Income	286,238
Interest Income	460,780
ETF Transaction Fees	350
Total Income (Loss)	$1,330,051

Expenses
Management Fees	$123,678
Professional Fees	38,802
Brokerage Commissions	13,273
Directors' Fees and insurance	4,516
Total Expenses	$180,269
Net Income (Loss)	$1,149,782

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/24	$180,906,815
Withdrawals ((50,000) Shares)	(3,138,828)
Net Income (Loss)	1,149,782

Net Asset Value End of Month	$178,917,769
Net Asset Value Per Share (2,850,000 Shares)	$62.78

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$58,525
Unrealized Gain (Loss) on Market Value of Commodity Futures	(7,634,438)
Dividend Income	229,243
Interest Income	498,105
ETF Transaction Fees	1,750
Total Income (Loss)	$(6,846,815)

Expenses
Management Fees	$98,381
Professional Fees	37,334
Brokerage Commissions	789
Directors' Fees and insurance	3,711
Total Expenses	$140,215
Net Income (Loss)	$(6,987,030)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/24	$177,328,958
Additions (600,000 Shares)	16,504,288
Withdrawals ((400,000) Shares)	(10,984,261)
Net Income (Loss)	(6,987,030)

Net Asset Value End of Month	$175,861,955
Net Asset Value Per Share (6,450,000 Shares)	$27.27

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,423,003
Unrealized Gain (Loss) on Market Value of Commodity Futures	(12,416,233)
Dividend Income	515,481
Interest Income	958,885
ETF Transaction Fees	2,100
Total Income (Loss)	$(5,516,764)

Expenses
Management Fees	$222,059
Professional Fees	76,136
Brokerage Commissions	14,062
Directors' Fees and insurance	8,227
Total Expenses	$320,484
Net Income (Loss)	$(5,837,248)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/24	$358,235,773
Additions (600,000 Shares)	16,504,288
Withdrawals (450,000 Shares)	(14,123,089)
Net Income (Loss)	(5,837,248)

Net Asset Value End of Month	$354,779,724

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596